                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Encompass Services Corporation, a Texas corporation, (the "Company"), hereby constitutes and appoints Gray H. Muzzy, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form) for the Offer to Exchange the Company's 10 1/2% Exchange Senior Subordinated Notes due 2009 for any and all outstanding 10 1/2% Senior Subordinated Notes due 2009 issued June 28, 2001, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of July 2001.


                                   /s/ J. Patrick Millinor, Jr.
                                   ------------------------------
                                   J. Patrick Millinor, Jr.

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Encompass Services Corporation, a Texas corporation, (the "Company"), hereby constitutes and appoints Gray H. Muzzy, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form) for the Offer to Exchange the Company's 10 1/2% Exchange Senior Subordinated Notes due 2009 for any and all outstanding 10 1/2% Senior Subordinated Notes due 2009 issued June 28, 2001, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of July 2001.


                                   /s/ Andrew Africk
                                   -------------------
                                   Andrew Africk

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Encompass Services Corporation, a Texas corporation, (the "Company"), hereby constitutes and appoints Gray H. Muzzy, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form) for the Offer to Exchange the Company's 10 1/2% Exchange Senior Subordinated Notes due 2009 for any and all outstanding 10 1/2% Senior Subordinated Notes due 2009 issued June 28, 2001, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of July 2001.


                                   /s/ Vincent W. Eades
                                   ----------------------
                                   Vincent W. Eades

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Encompass Services Corporation, a Texas corporation, (the "Company"), hereby constitutes and appoints Gray H. Muzzy, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form) for the Offer to Exchange the Company's 10 1/2% Exchange Senior Subordinated Notes due 2009 for any and all outstanding 10 1/2% Senior Subordinated Notes due 2009 issued June 28, 2001, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of July 2001.


                                   /s/ Michael Gross
                                   -------------------
                                   Michael Gross

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Encompass Services Corporation, a Texas corporation, (the "Company"), hereby constitutes and appoints Gray H. Muzzy, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form) for the Offer to Exchange the Company's 10 1/2% Exchange Senior Subordinated Notes due 2009 for any and all outstanding 10 1/2% Senior Subordinated Notes due 2009 issued June 28, 2001, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of July 2001.


                                   /s/ Scott Kleinman
                                   --------------------
                                   Scott Kleinman

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Encompass Services Corporation, a Texas corporation, (the "Company"), hereby constitutes and appoints Gray H. Muzzy, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form) for the Offer to Exchange the Company's 10 1/2% Exchange Senior Subordinated Notes due 2009 for any and all outstanding 10 1/2% Senior Subordinated Notes due 2009 issued June 28, 2001, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of July 2001.


                                   /s/ Donald L. Luke
                                   --------------------
                                   Donald L. Luke

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Encompass Services Corporation, a Texas corporation, (the "Company"), hereby constitutes and appoints Gray H. Muzzy, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form) for the Offer to Exchange the Company's 10 1/2% Exchange Senior Subordinated Notes due 2009 for any and all outstanding 10 1/2% Senior Subordinated Notes due 2009 issued June 28, 2001, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of July 2001.


                                   /s/ Lucian L. Morrison
                                   ------------------------
                                   Lucian L. Morrison

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Encompass Services Corporation, a Texas corporation, (the "Company"), hereby constitutes and appoints Gray H. Muzzy, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form) for the Offer to Exchange the Company's 10 1/2% Exchange Senior Subordinated Notes due 2009 for any and all outstanding 10 1/2% Senior Subordinated Notes due 2009 issued June 28, 2001, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of July 2001.


                                   /s/ William M. Mounger, II
                                   ----------------------------
                                   William M. Mounger, II

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Encompass Services Corporation, a Texas corporation, (the "Company"), hereby constitutes and appoints Gray H. Muzzy, the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-4 (or other appropriate form) for the Offer to Exchange the Company's 10 1/2% Exchange Senior Subordinated Notes due 2009 for any and all outstanding 10 1/2% Senior Subordinated Notes due 2009 issued June 28, 2001, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of July 2001.


                                   /s/ John M. Sullivan
                                   ----------------------
                                   John M. Sullivan